LITMAN GREGORY FUNDS TRUST

(the “Trust”)

iMGP Small Company Fund (the “Fund”)

Supplement dated December 31, 2025 to the Summary Prospectus of the Litman Gregory Funds Trust, dated

April 29, 2025

Notice to Existing and Prospective Shareholders:

Effective December 31, 2025, Jack Chee is no longer a Portfolio Manager of the iMGP Small Company Fund. All references to Mr. Chee with respect to the Fund are hereby removed from the Summary Prospectus. The Fund continues to be managed by iM Global Partner Fund Management, LLC and sub-advised by D.F. Dent and Company, Inc. (“D.F. Dent”) and Segall Bryant & Hamill, LLC (“SBH”). Brady Cox, CFA and Gary Wu, PH. D., CFA of D.F. Dent and Mark T. Dickherber, CFA, CPA and Shaun P. Nicholson of SBH, will continue to serve as portfolio managers of the Fund.

Please keep this Supplement with your Summary Prospectus.